UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/19/2009

Electronics For Imaging, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-18805

Delaware	94-3086355
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

303 Velocity Way, Foster City, California 94404
(Address of principal executive offices, including zip code)

650-357-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders of Electronics For Imaging, Inc. ("EFI" or the "Company") held at EFI's headquarters in Foster City, California, on June 19, 2009 (the "Annual Meeting"), the Company's stockholders approved (a) the amendment and restatement of the Company's Amended 2000 Employee Stock Purchase Plan (the "ESPP") to provide for an increase in the number of shares authorized for issuance pursuant to such plan and (b) the Company's 2009 Equity Incentive Award Plan (the "2009 Equity Plan") and the reservation of an aggregate of 5,000,000 shares of the Company's common stock for issuance pursuant to such plan. The amendment and restatement of the ESPP and the adoption of the 2009 Equity Plan were previously approved by the Company's Board of Directors, subject to stockholder approval.

The descriptions of the terms of the ESPP and 2009 Equity Plan included in the Company's Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 21, 2009 (the "Proxy Statement") are incorporated herein by reference, provided that such descriptions do not purport to be complete and are qualified in their entirety by the full text of the ESPP and 2009 Equity Plan, which are attached as Appendices A and B, respectively, to the Proxy Statement and incorporated herein by reference.

Item 8.01.    Other Events

At the Annual Meeting, the Company's stockholders reelected the following directors to the Board of Directors of the Company: Gill Cogan, Guy Gecht, Thomas Georgens, James S. Greene, Richard A. Kashnow, Dan Maydan and Fred Rosenzweig. In addition, the following proposals were approved: (a) the amendment and restatement of the ESPP to provide for an increase in the number of shares authorized for issuance pursuant to such plan; (b) the adoption of the 2009 Equity Plan and the reservation of an aggregate of 5,000,000 shares of the Company's common stock for issuance pursuant to such plan; (c) a one-time fair value stock option exchange program for employees other than the Company's named executive officers and (d) the ratification of the appointment of the Company's independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009.

The Company's Proxy Statement also included a proposal for the approval of a one-time fair value stock option exchange program for the Company's named executive officers, exchanging time-based stock options for performance-based awards. On June 19, 2009, the Company's Board of Directors determined to withdraw this proposal from the matters to be voted upon by stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics For Imaging, Inc.

Date: June 19, 2009	By:	/s/ John Ritchie
John Ritchie
Chief Financial Officer